                                                                   EXHIBIT 10.11

                                 SUBSCRIPTION
                                   AGREEMENT

Netivation, Inc.
7950 Meadowlark Way
Coeur d'Alene, Idaho 83815

Gentlemen:

     This will acknowledge that the undersigned hereby irrevocably subscribes to purchase the number of shares of Preferred Stock of Netivation, Inc. (the "Company") at a price of $1.25 per share for the aggregate purchase price set forth below my signature at the foot of this Agreement. The Preferred Stock is offered in blocks consisting of 20,000 shares of 8% Preferred Convertible Stock (the "Securities" and the "Preferred Stock"), for an aggregate purchase price of $25,000, convertible at a ratio of one share of common stock of the Company for each share of Preferred Stock. Interest on the Preferred Stock will be "paid in kind" or cash at the discretion of the Company for a period of three years, from the date of the closing of the Offering. After three years from the date of the closing of the Offering, if the Preferred Stock has not been redeemed or has not been converted and the Company has a positive cash flow in sufficient amount to pay accrued Preferred Stock dividends ("Sufficient Positive Cash Flow"), then any Preferred Stock dividend will be payable in cash. The Preferred Stock may be redeemed by the Company upon notice and will convert at the time of any public offering of the Company's common stock, if any, or the at the time of an acquisition of the Company.

     The Company is offering a maximum of 2,400,000 shares of 8% Convertible Preferred Stock on a best efforts, with an 800,000 shares minimum, and a 2,400,000 maximum basis to a limited number of accredited investors (the "Offering"). In the event all of the offered Securities are sold, the Company may agree to offer an additional 800,000 shares of Preferred Stock. This Offering is being made pursuant to exemptions available under the Securities Act of 1933, as amended (the "Act"), and under certain other laws, including the securities laws of certain states. The terms of the Offering, a description of the Securities and relevant information concerning the Company are set forth in Company's Confidential Private Placement Memorandum (the "Memorandum"), a copy of which has been provided to the undersigned.

     The undersigned acknowledges that the Securities purchased hereby have not been registered under the Act, or the securities laws of any state, that the Securities are being purchased for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part of such Securities for any particular price, or at any particular time, or upon the happening of any particular event or circumstance, except selling, transferring, or disposing of said Securities made in full compliance with all applicable provisions of the Act, the Rules and Regulations promulgated by the Securities and Exchange Commission thereunder, and applicable state securities laws; and that such Securities must be held indefinitely unless they are subsequently registered under the Act, or an exemption from such registration is available, and will require an opinion of counsel that registration is not required under the Act or such state securities laws, and that the certificates to be issued will bear a legend indicating that transfer of the Securities have not been so registered and the legend may bear the following or similar words:

          The Securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended. These Securities have been acquired for investment purposes and not with a view to distribution or resale, and may not be sold, assigned, pledged, hypothecated or otherwise transferred without an closing Registration Statement for such Securities under the Securities Act of 1933, as amended, and applicable state securities laws, or an opinion of counsel satisfactory to the Issuer of these Securities to the effect that registration is not required under such Act or such state securities laws.

     Additionally, such Securities may bear additional legends as are required by or stated in the Memorandum or may be required by applicable state securities laws.

     In connection with the purchase of the Securities, the undersigned acknowledges that the Company will be relying on the information and on the representations set forth herein, and I hereby represent, warrant, agree and acknowledge that:

          (a) I have not received any general solicitation or general advertising regarding the purchase of the Securities;

     (b) There is no finder in connection with this transaction, but the Company may employ NASDAQ member broker/dealers who will receive such compensation as described in the Memorandum;

     (c) I have sufficient knowledge and experience of financial and business matters so that I am able to evaluate the merits and risks of purchasing the Securities and I have had substantial experience in previous private and public purchases of securities;

     (d) I do not require for my liquidity needs the funds being used to purchase the Securities, I have adequate means to provide for my personal needs, and possess the ability to bear the economic risk of holding the Securities purchased hereunder indefinitely, and can afford a complete loss on the purchase of these Securities;

     (e) I have been furnished with a copy of the Memorandum and any documents and information which may have been made available upon request, have carefully read the Memorandum and such documents and understand and have evaluated the risks of a purchase of the Securities, and I have relied solely (except as indicated in subsection (f) below) on the Memorandum and requested documents in formulating my investment decision;

     (f) During the transaction and prior to purchase, I have read this Subscription Agreement and have had full opportunity to ask questions of and receive answers from the Company and its officers and authorized representatives regarding the terms and conditions of this Agreement, and the transactions contemplated hereby, as well as the affairs of the Company and related matters. I understand that I may have access to whatever additional information or documents concerning the Company, its financial condition, its business, its prospects, its management, its capitalization, and other similar matters that I desire. In addition, I understand that I may have, at the offices of the Company, at any reasonable hour, after reasonable prior notice, access to all documents and information concerning the Company. I confirm that I do not desire to receive any further information;

     (g) I understand the meaning of the first five paragraphs of this Subscription Agreement, and that a restrictive legend or legends will be placed upon the certificates representing the Securities purchased hereunder, and that instructions will be placed with the transfer agent for the Securities prohibiting the transfer of the Securities absent full compliance with the Act and applicable state securities laws;

     (h) I understand that the purchase price of the Securities being purchased hereby have been arbitrarily determined and bears no relationship to the assets or book value of the Company, or other customary investment criteria;

     (i) I understand that this Subscription Agreement is subject to the Company's acceptance and may be rejected by the Company at any time prior to the Closing, in either of their sole discretion, notwithstanding prior receipt by me of notice of acceptance of my subscription;

     (j) I acknowledge that there is no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else the Securities or any part thereof, and the undersigned has no present plans to enter into any such contract, undertaking, agreement or arrangement;

     (k) I understand that the Company, in their sole discretion, has the right to make certain changes as they deem necessary in the Securities, as follows, increasing the lock-up period or imposing an NASDAQ lock-up, in the event such changes are required in order for the Company to have its securities listed for Quotation in NASDAQ;

     (1) I have read and fully understand the Memorandum of the Company including all of the "Risk Factors" set forth therein; and

     (m) I understand that my purchase of the securities will create certain registration rights as follows:

               (1) The holders of Registrable Securities as defined below will have the right to one (but not more than one) "demand" registration. Subject to the limitations of subparagraph 4 below, such "demand" registration may be requested at any time following a period of one year after the closing of an initial public offering of shares of Common Stock of the Company ("IPO"), if any, by the delivery of a written demand to the Company. Such demand must be executed by the Majority Holders (as defined below) and must request the registration of not less than 50% of the Registrable Securities. Any such demand shall also state the names of the holders requesting registration, the number of Registrable Securities they wish to register and such holders' plan of distribution.

               Following a demand that meets the requirements described above, the Company will as expeditiously as possible, but not later than 60 days after receipt of the demand, prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended methods of distribution thereof, and use its best efforts to cause such filed registration statement to become effective as soon as possible and to remain current for a period of not less than the greater of (i) 9 months from the effective date thereof, or (ii) sixteen months from the date of the last audited financial statements contained in such Registration Statement.

               In connection with a "demand" registration, the Company will use its best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as any holder thereof, reasonably (in light of such holder's intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such selling holder to consummate the disposition of the Registrable Securities owned by such selling holder; provided that the Company will not be required to (iv) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (v) subject itself to taxation in any such jurisdiction or (vi) consent to general services of process in any such jurisdiction.

               If the Company furnishes to the Majority Holders who have requested a "demand" registration a certificate signed by the President of the Company that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to cause a "demand" registration statement to become effective will be deferred for a period not to exceed 180 days from the date of receipt by the Company of the "demand" registration request.

          (2) The holders of Registrable Securities will have one "demand" registration right subject to an underwriter's out clause, and will have unlimited rights to "piggyback" on a registration initiated by the Company subject to an underwriter's out clause.

               If at any time after the completion of the IPO, if any, the Company shall determine to register any of its securities, either for its own account or the account of security holders, other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a transaction covered by Commission Rule 145, the Company will promptly give to each holder of Registrable Securities written notice of the proposed registration and will include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by holders of Registrable Securities within 20 days after receipt of such written notice from the Company.

               In the event the Company gives notice of a proposed registration as described above that involves an underwriting, the Company shall so advise the holders of Registrable Securities as a part of the written notice given to them. In such event the right of any holder to participate in such registration shall be conditioned upon such holder's participation in such underwriting, and the inclusion of such holder's Registrable Securities in the underwriting shall be subject to the limitations provided herein. All holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.

               Anything herein to the contrary notwithstanding, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of securities to be included in the secondary portion of such registration. The Company shall so advise all holders of Registrable Securities and any other holders distributing their securities through such underwriting, and the number of shares of Registrable Securities and other outstanding securities that may be included in the registration and underwriting shall be allocated among all holders thereof in proportion, as nearly as practicable, to the respective amounts of securities entitled to inclusion in such registration held by all such holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any holder to the nearest 100 shares. If any holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any Registrable Securities excluded from such underwriting shall be withdrawn from such registration but will remain eligible for one additional "piggyback" registration pursuant to the procedures described above.

          (3) In connection with any "demand" or "piggyback" registration, the Company shall pay the following registration expenses: (i) all registration and filing fees of the Commission and the National Association of Securities Dealers, Inc., (ii) fees and expenses incurred in complying with state securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties),
               (v) the fees and expenses incurred in connection with any listing of the Registrable Securities, and (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company. The Company shall have no obligation to pay any underwriting fees, discounts, commissions, accounting or other expenses attributable to the sale of Registrable Securities, or any out-of-pocket expenses of the selling holders (or the agents who manage their accounts) including the expenses of any legal counsel selected by the selling holders to represent them in connection with the sale of the Registrable Securities.

          (4) Except as described above in connection with Registrable Securities excluded from an underwritten "piggyback" registration, the Company shall have no further obligation to register any Registrable Securities after it has completed one "demand" registration or "piggyback" registration, as the case may be. The Company will have no obligation to include in any "demand" or "piggyback" registration statement any shares of the Registrable Securities that are eligible for sale pursuant to Rule 144 under the Act. In addition, the Company will have no obligation to register any of the Registrable Securities after the second anniversary of the earlier to occur of (i) the expiration date of the Warrants or (ii) the date upon which all of the Warrants have been exercised in full.

          (5) For purposes of the foregoing, the following terms have the meanings set forth below:

                    (i) The term "Registrable Securities" means the shares of Common Stock included in the Preferred Stock

                    (ii) The term "Majority Holders" means the holders holding in the aggregate more than 50% of the Registrable Securities

          (6) Following a Demand, the Company will as expeditiously as possible, but not later than 60 days after receipt of the Demand, prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended methods of distribution thereof, and use its best efforts to cause such filed registration statement to become closing as soon as possible and to remain current for a period of not less than the greater of (i) 9 months from the closing date thereof, or (ii) 16 months from the date of the last audited financial statements contained in, such Registration Statement.

     Except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate, or revoke my subscription, and any agreements made in connection herewith shall survive my death or disability.

     I hereby agree to indemnify and hold harmless the Company, the officers, directors, stockholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses) incurred by each such person in connection with defending or investigating any claims or liabilities, whether or not resulting in any liability to such person to which any such indemnified party may become subject under the Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in this Subscription Agreement and Accredited Investor Questionnaire or (b) arise out of or are based upon any breach of any representation, warranty or agreement contained herein.

THIS SUBSCRIPTION AGREEMENT, PRIOR TO ITS ACCEPTANCE BY THE COMPANY AT THE CLOSING OF THE OFFERING, IS NOT TRANSFERABLE OR ASSIGNABLE BY THE UNDERSIGNED.

FOLLOWING THE ACCEPTANCE OF THIS SUBSCRIPTION AGREEMENT BY THE COMPANY AT THE CLOSING OF THIS OFFERING AND THE PURCHASE OF THE SECURITIES SUBSCRIBED FOR THEREAT, THIS SUBSCRIPTION AGREEMENT AND THE RIGHTS THEREUNDER MAY BE TRANSFERRED OR ASSIGNED BY THE SUBSCRIBER AND/OR ITS SUCCESSORS AND ASSIGNS, IN WHOLE OR IN PART, TO ANY PERSON TO WHOM ALL OR ANY PORTION OF THE SECURITIES ARE TRANSFERRED OR ASSIGNED. THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF IDAHO APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE IN CONNECTION WITH ANY ACTION CONCERNING THE PROVISIONS OF THE SUBSCRIPTION AGREEMENT. THIS INSTRUMENT CONTAINS THE ENTIRE AGREEMENT OF THE PARTIES, AND THERE ARE NO REPRESENTATIONS, COVENANTS OR OTHER AGREEMENTS EXCEPT AS STATED OR REFERRED TO HEREIN. NEITHER THIS SUBSCRIPTION AGREEMENT NOR ANY PROVISION HEREOF SHALL BE MODIFIED, DISCHARGED OR TERMINATED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTY AGAINST WHOM ANY WAIVER, CHANGE, DISCHARGE OR TERMINATION IS SOUGHT.

TO ALL PROSPECTIVE PURCHASERS:
------------------------------

THE SECURITIES BEING OFFERED HEREBY HAVE NOT BEEN REGISTERED OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS BOOKLET. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THESE SECURITIES ARE BEING OFFERED HEREBY IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, WHICH EXEMPTION DEPENDS UPON THE EXISTENCE OF CERTAIN FACTS, INCLUDING BUT NOT LIMITED TO THE REQUIREMENTS THAT THE SECURITIES ARE NOT BEING OFFERED THROUGH GENERAL ADVERTISING OR GENERAL SOLICITATION, ADVERTISEMENTS OR COMMUNICATIONS IN NEWSPAPERS, MAGAZINES OR OTHER MEDIA, OR BROADCASTS ON RADIO OR TELEVISION, AND THAT THESE SUBSCRIPTION DOCUMENTS SHALL BE TREATED AS CONFIDENTIAL BY THE PERSONS TO WHOM THEY ARE DELIVERED. ANY DISTRIBUTION OF THESE SUBSCRIPTION DOCUMENTS OR ANY PART HEREOF OR THEREOF OR DIVULGENCE OF ANY OF THEIR CONTENTS SHALL BE UNAUTHORIZED.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SUBSCRIPTION DOCUMENTS CONSTITUTE AN OFFER ONLY IF A NAME APPEARS ON THE APPROPRIATE PLACE ON THE FRONT COVER. ANY REPRODUCTION OR DISTRIBUTION OF THE SUBSCRIPTION DOCUMENTS, IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF THEIR CONTENTS TO ANY PERSON OTHER THAN THE PERSON NAMED ON THE COVER PAGE, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY IS PROHIBITED. THE COMPANY HAS THE RIGHT TO REJECT SUBSCRIPTIONS IN WHOLE OR IN PART.

SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

FOR RESIDENTS OF FLORIDA
------------------------

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT, AND THEY THEREFORE HAVE THE STATUS OF SECURITIES ACQUIRED IN AN EXEMPT TRANSACTION UNDER SECTION 517.061 OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT. EACH OFFEREE WHO IS A FLORIDA RESIDENT SHOULD BE AWARE THAT SECTION 517.061(11)(a)(5) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT PROVIDES, IN RELEVANT PART, AS FOLLOWS:
"WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN [FLORIDA], ANY SALE IN [FLORIDA] MADE PURSUANT TO SECTION 517.061(11) SHALL BE VOIDABLE BY THE PURCHASER IN SUCH SALE EITHER WITHIN 3 DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY THE PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER OR AN ESCROW AGENT OR WITHIN 3 DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS EARLIER."

FOR RESIDENTS OF NEW YORK
-------------------------

THE UNDERSIGNED UNDERSTANDS THAT THE OFFERING OF THESE SECURITIES HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK BECAUSE OF THE OFFEROR'S REPRESENTATIONS THAT THIS IS INTENDED TO BE A NON-PUBLIC OFFERING PURSUANT TO SEC REGULATION D, AND THAT IF ALL THE CONDITIONS AND LIMITATIONS OF REGULATION D ARE NOT COMPLIED WITH, THE OFFERING WILL BE RESUBMITTED TO THE ATTORNEY GENERAL FOR AMENDED EXEMPTION. THE UNDERSIGNED FURTHER UNDERSTANDS THAT ANY OFFERING LITERATURE USED IN CONNECTION WITH THIS OFFERING HAS BEEN PREFILED WITH THE ATTORNEY GENERAL AND HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL. THE SECURITIES ARE BEING PURCHASED FOR THE UNDERSIGNED'S OWN ACCOUNT FOR INVESTMENT, AND NOT FOR DISTRIBUTION OR RESALE TO OTHERS. THE UNDERSIGNED AGREES THAT THE UNDERSIGNED WILL NOT SELL OR OTHERWISE TRANSFER THESE SECURITIES UNLESS THEY ARE REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933 OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THE UNDERSIGNED REPRESENTS THAT THE UNDERSIGNED HAS ADEQUATE MEANS OF PROVIDING FOR HIS CURRENT NEEDS AND POSSIBLE PERSONAL CONTINGENCIES AND THAT THE UNDERSIGNED HAS NO NEED FOR LIQUIDITY OF THIS INVESTMENT.

THE UNDERSIGNED FURTHER UNDERSTANDS THAT ALL DOCUMENTS, RECORDS AND BOOKS PERTAINING TO THE INVESTMENT HAVE BEEN MADE AVAILABLE FOR INSPECTION BY HIS ATTORNEY, HIS ACCOUNTANT AND/OR HIS OFFEREE REPRESENTATIVE AND HIMSELF, AND THAT THE BOOKS AND RECORDS OF THE ISSUER WILL BE AVAILABLE UPON REASONABLE NOTICE, FOR INSPECTION BY INVESTORS AT REASONABLE HOURS AT ITS PRINCIPAL PLACE OF BUSINESS.


Dated: ___________, 1998

ENTITY SUBSCRIBERS SIGN HERE:           INDIVIDUAL SUBSCRIBERS SIGN HERE:

________________________________        _____________________________________
Print Name of Subscriber                Print Name of Subscriber


By:_____________________________        _____________________________________
                                        Signature

________________________________        _____________________________________
Print Name and Title of Person          Signature of Joint Subscriber, if any
Signing

________________________________        _____________________________________
Taxpayer Identification Number          Social Security Number

Mailing Address:                        Residence Address (No P.O. Box Numbers):

________________________________        _____________________________________

________________________________        _____________________________________

Number of shares of Preferred Stock Subscribed:________________

Total Purchase Price: $_______

Payment Enclosed: $___________


(Check One)

____ Individual

____ Tenants-in-Common

____ Joint tenants with right of survivorship (each must sign)

____ Community Property*

____ In Partnership

____ As custodian, trustee or agent for Corporation

*If the Investor(s) is a resident of a community property state (such as Florida) the subscription should indicate whether the Securities will be owned as separate or community property and are to be registered jointly in the name of more than one person, the nature of the joint ownership should be indicated (i.e., tenants in common, joint tenants with right of survivorship, tenants by the entirety, or other designation as may be permitted by law of the Investor's domicile).


Subscribers are requested to use the appropriate acknowledgement or have two
                                                                 --
witnesses, not associated with the subscriber witness the subscriber's signature.

WITNESSES

First Witness:
-------------

Print Name of Witness:___________________   Print Address:______________________

Signature of Witness:____________________                 ______________________

Second Witness:
--------------

Print Name of Witness:___________________   Print Address:______________________

Signature of Witness:____________________                 ______________________

INDIVIDUAL ACKNOWLEDGEMENT

STATE OF       )
               ss:
COUNTY OF      )

On the ____ day of _______________ 1998, before me personally came ________________________________ and _______________________________ to me known to be the individual(s) described in and who executed the foregoing instrument, and acknowledged that (he)(she)(they) executed the same.

[Notary Seal]

                                    ________________________________
                                         Notary Public

                                    My Commission Expires:__________


CORPORATE ACKNOWLEDGEMENT

STATE OF       )
               ss:
COUNTY OF      )

On the _______ day of ______________, 1998, before me personally came ___________________________ to me known, who, being by me duly sworn, did depose and say that deponent resides at ___________________________; deponent is _________________________ of ______________________________, the corporation described in and which executed the foregoing instrument; and that deponent signed (his)(her) name by order of the Board of Directors of said corporation.

[Notary Seal]

                                    ________________________________
                                          Notary Public

                                    My Commission Expires:__________


PARTNERSHIP ACKNOWLEDGEMENT

STATE OF       )
               ss:
COUNTY OF      )

The foregoing instrument was sworn to and acknowledged before me on __________________, 1998, by ________________________ of _____________________,
a partnership, on behalf of the partnership.

[Notary Seal]

                                    ________________________________
                                         Notary Public

                                    My Commission Expires:__________



TRUST ACKNOWLEDGEMENT

STATE OF       )
               ss:
COUNTY OF      )

The foregoing instrument was sworn to and acknowledged before me on ______________, 1998, by _______________________ of __________________________
as Trustee of the ___________________________________ Trust.


[Notary Seal]

                                     ________________________________
                                         Notary Public

                                    My Commission Expires:___________



The foregoing subscription is hereby accepted by Netivation, Inc. this ____ day of _______________, 1998 for ____ shares of Preferred Shares. Netivation, Inc., by its execution hereof, hereby confirms its agreement to be bound by the provisions of this Agreement.

                                         NETIVATION, INC.


                                    By:_____________________________
                                         (An Authorized Officer)

                                  NETIVATION
                            PREFERRED INVESTOR LIST

                                                                               Number           Amount
Cert.                                                                            Of               of              Number
No.                           Investor Name                                     Units        Subscription       of Shares
                              -------------                                     -----        ------------       ---------
                              1ST CLOSING (11/10/98)

  1    Ed and Eleanor Lowe Trust                                                 1.00        $   25,000         20,000.00
  2    John C. Swallow                                                           3.00        $   75,000         60,000.00
  3    Bret A. Dirks, Trustee/FBO Retirement Trust Fund                          1.00        $   25,000         20,000.00
  4    Tom Robb                                                                  1.50        $   37,500         30,000.00
  5    D. Bruce Chase and Jamie S. Chase                                         1.00        $   25,000         20,000.00
  6    Paul Stabel                                                               0.50        $   12,500         10,000.00
  7    Michael L. Wallach                                                        1.00        $   25,000         20,000.00
  8    Michael K. Morgan                                                         0.50        $   12,500         10,000.00
  9    William H. Pierre, Jr.                                                    1.00        $   25,000         20,000.00
 10    Gerald R. Sensabaugh,Jr. and Elizabeth J. Sensabaugh                      1.00        $   25,000         20,000.00
 11    Yoshie K. Nordling                                                        1.00        $   25,000         20,000.00
 12    John W. Hippler and Cynthia A. Hippler                                    1.00        $   25,000         20,000.00
 13    Cariplo Bank                                                              2.00        $   50,000         40,000.00
 14    ICM Asset Management, Inc.                                                3.00        $   75,000         60,000.00
 15    Jon Sandstrom                                                             1.00        $   25,000         20,000.00
 16    Gary Bennett                                                              0.50        $   12,500         10,000.00
 17    Mark J. Ray, Sr.                                                          2.00        $   50,000         40,000.00
 18    Jacklin Investments LP                                                    2.00        $   50,000         40,000.00
 19    Joyce L. Stump, trustee                                                   1.00        $   25,000         20,000.00
 20    Richard and Martha Jane Bright                                            0.50        $   12,500         10,000.00
 21    Bank Inter-Madrid                                                         1.00        $   25,000         20,000.00
 22    Dr. Dale L. Davis                                                         1.00        $   25,000         20,000.00
 23    James M. Simmons                                                          2.00        $   50,000         40,000.00
 24    George Bernard Smith                                                      2.00        $   50,000         40,000.00
 25    Dennis Erickson                                                           1.00        $   25,000         20,000.00
 26    Paul Swy Trust                                                            1.00        $   25,000         20,000.00
 27    Wallis Wood                                                               1.00        $   25,000         20,000.00
 28    Joseph Tedesco                                                            0.75        $   18,750         15,000.00
 29    Cathyanne Lavins and Robert Nonini                                        1.00        $   25,000         20,000.00
 30    Fortis Bank                                                               2.00        $   50,000         40,000.00
 32    Floyd E. Hambelton                                                        1.00        $   25,000         20,000.00
 33    Ralph Waldrip                                                             1.00        $   25,000         20,000.00
 34    Dennis Garland                                                            0.25        $    6,250          5,000.00
                                                                                =========================================
       TOTAL                                                                    40.50        $1,012,500        810,000.00

                            2ND CLOSING (NOVEMBER 27, 1998)
 35    Bruce Franklin                                                            1.00        $   25,000         20,000.00
 36    Robert Davis                                                              1.00        $   25,000         20,000.00
 37    Brian Krost                                                               0.25        $    6,250          5,000.00
 38    Victor Buccellato                                                         0.50        $   12,500         10,000.00
 39    Dickson R. Shipman                                                        0.50        $   12,500         10,000.00
 40    William D. Long                                                           1.00        $   25,000         20,000.00
 41    Arnold E. Greenburg                                                       1.00        $   25,000         20,000.00
 42    Michael L. Wallach                                                        0.50        $   12,500         10,000.00
 43    William K. Stickfaden                                                     2.00        $   50,000         40,000.00
 44    Reldon Holgate                                                            0.50        $   12,500         10,000.00
                                                                                 ========================================
       TOTAL                                                                     8.25        $  206,250        165,000.00

                          3RD CLOSING (DECEMBER 28, 1998)
 45    Richard Sarris                                                            0.50        $   12,500         10,000.00
 46    Harold Roush, Jr.                                                         1.00        $   25,000         20,000.00
 47    George G. Gregory                                                         1.00        $   25,000         20,000.00
 48    Richard H. Deihl                                                          2.00        $   50,000         40,000.00
 49    Carl E. Cullen                                                            0.50        $   12,500         10,000.00
 50    Allan J. Ligi                                                             2.00        $   50,000         40,000.00
 51    3 J's Investment Company                                                  1.00        $   25,000         20,000.00
 52    Charles J. Herrmann                                                       1.00        $   25,000         20,000.00
 53    Ronald de Quilettes &  Frits de Quilettes & Gerda de Quilettes            1.00        $   25,000         20,000.00
 54    John P. Bender                                                            0.25        $    6,250          5,000.00
 55    Joseph Chirico                                                            1.00        $   25,000         20,000.00
 56    Dennis Erickson                                                           1.00        $   25,000         20,000.00
 57    Michael L. Wallach                                                        0.25        $    6,250          5,000.00
 58    Ronald Shapiro                                                            0.50        $   12,500         10,000.00
 59    Lindburgh Boatwright, Jr.                                                 1.00        $   25,000         20,000.00
 60    Edward J. Wieczoerk                                                       1.00        $   25,000         20,000.00
 61    Philip V. O'Connell                                                       1.00        $   25,000         20,000.00
 62    George D. Hansen                                                          1.00        $   25,000         20,000.00
 63    Pathology Associates Inc./Profit Sharing & Money/Purchase                 0.50        $   12,500         10,000.00
       Pension Plan FBO/Felix Martinez, Jr., MD
 64    Jon W. Gum                                                                0.50        $   12,500         10,000.00
 65    John K. Meagher                                                           1.00        $   25,000         20,000.00
 66    IHC, Inc.                                                                 1.00        $   25,000         20,000.00
 67    Erkki Oranen & Marcia Oranen                                              1.00        $   25,000         20,000.00
 68    Mitch Miladinovich                                                        1.00        $   25,000         20,000.00
 69    Gary C. Forcum                                                            5.00        $  125,000        100,000.00
 70    Richard Houghton                                                          5.00        $  125,000        100,000.00
 71    Keith C. Shoff                                                            0.50        $   12,500         10,000.00
 72    Willard E. Burks & Colleen Burks                                          0.50        $   12,500         10,000.00
 73    John L. Lenhart & Janice A. Lenhart                                       0.25        $    6,250          5,000.00
 74    James Michael Caughorn                                                    1.00        $   25,000         20,000.00
 75    Dr. Robert Gober                                                          1.00        $   25,000         20,000.00
 76    Svenska Handelsbanken S.A.                                                2.00        $   50,000         40,000.00
 77    Daniel J. Feiten                                                          1.00        $   25,000         20,000.00
 78    Victor J. Buccellato                                                      0.75        $   18,750         15,000.00
 79    Stephen P. Clifford                                                       1.00        $   25,000         20,000.00
 80    George J. Tahan & Mel Tahan                                               1.00        $   25,000         20,000.00
 81    Scott M. Hayes                                                            6.00        $  150,000        120,000.00
 82    V. Dale Blickenstaff & Gernelda Blickenstaff                              2.00        $   50,000         40,000.00
 83    Eugene D. Heil & Mary Frances Heil                                        2.00        $   50,000         40,000.00
 84    Susan M. Allison                                                          1.00        $   25,000         20,000.00
 85    Dr. Robert Gober                                                          0.50        $   12,500         10,000.00
 86    Leonard Halperin & Linda S. Halperin                                      0.25        $    6,250          5,000.00
 87    William T. Morkill                                                        0.25        $    6,250          5,000.00
 88    George Bernard Smith                                                      2.00        $   50,000         40,000.00
 89    Larry R. Martin                                                           2.00        $   50,000         40,000.00
 90    Jack L. Ossello                                                           0.50        $   12,500         10,000.00
 91    David C. Meltzer                                                          0.50        $   12,500         10,000.00
 92    C. Wayne Mercer & Sheila Clayton Mercer                                   4.00        $  100,000         80,000.00
 93    Stephen P. Clifford, Ttee/FBO Clifford Corporation/Defined                2.00        $   50,000         40,000.00
       Benefit Pension Plan
 94    Chuchi R. Menez, Ttee/The Batangas Trust                                  0.50        $   12,500         10,000.00
 95    Fred C. Hoeppner & Margaret J. Hoeppner, Ttee/The Fred C.                 0.25        $    6,250          5,000.00
       Hoeppner Trust
 96    Roy J. Ellsworth                                                          1.00        $   25,000         20,000.00

 97    Howard L. Gregg                                                           2.00        $   50,000         40,000.00
 98    Kenneth A. Raschke                                                        0.50        $   12,500         10,000.00
 99    John M. Hawkins                                                           0.50        $   12,500         10,000.00
100    Terrill E. Hunt                                                           1.00        $   25,000         20,000.00
101    John Markelwith                                                           0.50        $   12,500         10,000.00
102    Michael J. Kuhn                                                           1.00        $   25,000         20,000.00
103    James R. Edwards, Jr.                                                     1.00        $   25,000         20,000.00
104    John Bartholomew & Kathy Bartholomew                                      1.00        $   25,000         20,000.00
105    William D. Brennick DDS PC/Profit Sharing Plan                            2.00        $   50,000         40,000.00
106    Robert K. West                                                            2.00        $   50,000         40,000.00
107    Frederick C. McMurray                                                     1.00        $   25,000         20,000.00
108    First Mortgage Income Trust                                               1.00        $   25,000         20,000.00
109    Carl Richard                                                              0.50        $   12,500         10,000.00
110    William Cable                                                             1.00        $   25,000         20,000.00
111    Carol A. Davis                                                            1.00        $   25,000         20,000.00
112    Mark S. Moss, DDS                                                         0.50        $   12,500         10,000.00
113    Randall Roets & Donna Roets                                               0.50        $   12,500         10,000.00
114    Frederick C. McMurray IRA                                                 1.50        $   37,500         30,000.00
115    Richard L. Coffey                                                         4.00        $  100,000         80,000.00
116    Peter I. Freinberg                                                        0.50        $   12,500         10,000.00
117    Alice A. McGary                                                           1.00        $   25,000         20,000.00
118    Ramon V. Fadrilan                                                         1.00        $   25,000         20,000.00
119    Steve Schmidt                                                             2.00        $   50,000         40,000.00
120    Kenneth A. Raschke                                                        0.25        $    6,250          5,000.00
121    Walter Westling                                                           4.00        $  100,000         80,000.00
122    The Bank of Grays Harbor/Deferred Compensation Plan                       3.00        $   75,000         60,000.00
123    Jay M. Greene                                                             1.00        $   25,000         20,000.00
124    John McNulty                                                              1.00        $   25,000         20,000.00
125    Gregory A. Helbling                                                       0.75        $   18,750         15,000.00
126    John S. Trecker                                                           1.00        $   25,000         20,000.00
127    Christopher J. Verhaegh                                                   1.00        $   25,000         20,000.00
128    IHC, Inc.                                                                 0.50        $   12,500         10,000.00
129    Larry B. Fulton & Deanna D. Fulton                                        2.00        $   50,000         40,000.00
130    James C. Reisenbuechler                                                   1.00        $   25,000         20,000.00
131    Dr. Robert Gober                                                          0.50        $   12,500         10,000.00
                                                                               ==========================================
       TOTAL                                                                   108.75        $2,718,750      2,175,000.00

                             4TH CLOSING (JANUARY 6, 1999)

132    John M. Tonani                                                            1.50        $   37,500         30,000.00
133    Fred Hardenburgh                                                          1.00        $   25,000         20,000.00
                                                                               ==========================================
       TOTAL                                                                     2.50        $   62,500         50,000.00

                             5TH CLOSING (JANUARY 29,1999)

134    Arctic Striping, Inc.                                                     1.00        $   25,000         20,000.00
135    Dale L. Davis                                                             1.00        $   25,000         20,000.00
136    David L. & Susan Schreiber                                                1.00        $   25,000         20,000.00
137    Phillip C. Courtney                                                       0.50        $   12,500         10,000.00
138    Keith Brian Coyne & Gudrun Dagmar Scheufler                               2.00        $   50,000         40,000.00
139    Robert G. Hohman                                                          1.00        $   25,000         20,000.00
140    Bernadette Hohman, Ttee                                                   1.00        $   25,000         20,000.00
141    Michael Nagle                                                             0.50        $   12,500         10,000.00
142    Bob Anderson Family LLC                                                   1.00        $   25,000         20,000.00
143    Robert & Jean Worrell                                                     1.50        $   37,500         30,000.00
144    B & G Properties                                                          0.50        $   12,500         10,000.00
145    Jeffrey J. Hebert                                                         1.00        $   25,000         20,000.00
146    Samuel G. McCormick                                                       1.00        $   25,000         20,000.00
147    Ervin A. Johnson                                                          1.00        $   25,000         20,000.00
148    Gene & Karen Clark                                                        1.00        $   25,000         20,000.00

149  Jerry A. & Chau-Lee Gilliam &            0.75     $   18,750     15,000.00
150  First Mortgage Income Trust              1.00     $   25,000     20,000.00
151  Jake T. Conklin                          0.50     $   12,500     10,000.00
152  Nader Morovati                           0.50     $   12,500     10,000.00
153  Theodore R.& Sandra Binder               0.75     $   18,750     15,000.00
154  Chase Steven Mart                        1.50     $   37,500     30,000.00
155  Bret L.& Connie Adee &                   1.00     $   25,000     20,000.00
156  Michael Tursi                            2.00     $   50,000     40,000.00
157  Brion W. Potter                          0.50     $   12,500     10,000.00
158  Gary Meliker                             0.50     $   12,500     10,000.00
159  R. Digby & Chris D Roberts               1.00     $   25,000     20,000.00
160  Greg H. & Paula Anderson                 0.50     $   12,500     10,000.00
161  Bessie H. Smoak                          8.00     $  200,000    160,000.00
162  John Markelwith                          0.50     $   12,500     10,000.00
163  W. Lester Bryan                          0.25     $    6,250      5,000.00
164  Bradley R. & Gina Martin                 0.50     $   12,500     10,000.00
165  Hal Claude Baird                         1.00     $   25,000     20,000.00
166  Richard M. Hanson                        0.50     $   12,500     10,000.00
167  Norman F. & Linda J. Sather              1.00     $   25,000     20,000.00
168  D. Corry Perkins                         1.00     $   25,000     20,000.00
169  Vaughn R. & Beth T. Ransom, Ttees        1.00     $   25,000     20,000.00
170  Paul E. Piper                            1.00     $   25,000     20,000.00
171  Mark W. Houk                             0.75     $   18,750     15,000.00
172  Fred & Margaret J. Hoeppner, Ttees       0.25     $    6,250      5,000.00
173  Mark W. Houk                             1.00     $   25,000     20,000.00
174  Stanley H. King                          1.00     $   25,000     20,000.00
175  Alan Dernbach                            1.00     $   25,000     20,000.00
176  Steve K. & Carol J. Jackson              1.00     $   25,000     20,000.00
177  Daryl M. Frost                           0.50     $   12,500     10,000.00
178  Gary T. Dance                            0.50     $   12,500     10,000.00
179  Michael Noonan                           1.00     $   25,000     20,000.00
180  Western Construction, Inc.               1.00     $   25,000     20,000.00
181  Bernard Daines                           2.00     $   50,000     40,000.00
182  I. Joseph Shyne, Ttee                    0.50     $   12,500     10,000.00
183  Paul E. Piper                            1.00     $   25,000     20,000.00
184  Steven G. Tirrell                        0.50     $   12,500     10,000.00
185  John D. Beebe, Jr.                       1.00     $   25,000     20,000.00
186  Randall J. Nelson                        0.50     $   12,500     10,000.00
187  Steven J. Maher                          0.50     $   12,500     10,000.00
188  Kenneth S. Isroff                        0.50     $   12,500     10,000.00
189  Bayside - Harbor Properties              1.00     $   25,000     20,000.00
190  Catherine S. Glowka                      0.50     $   12,500     10,000.00
191  Douglas P. Hudson                        0.50     $   12,500     10,000.00
192  Dale L. Davis                            1.00     $   25,000     20,000.00
193  C. Wayne & Sheila Clayton Mercer         1.00     $   25,000     20,000.00
194  Paul E. Piper                            1.00     $   25,000     20,000.00
195  William A. & Laurel A. Eckholm           2.00     $   50,000     40,000.00
196  David C. Meltzer                         0.50     $   12,500     10,000.00
197  Dickson R. Shipman                       0.25     $    6,250      5,000.00
198  Don Huggins                              1.00     $   25,000     20,000.00
199  Michael Parasson                         1.50     $   37,500     30,000.00
200  Vincent S. Verneuil                      0.50     $   12,500     10,000.00
201  Vaughn R. & Beth T. Ransom               1.00     $   25,000     20,000.00
202  R.C. Laird, Ttee                         0.75     $   18,750     15,000.00
203  Western Airlines LC                      2.00     $   50,000     40,000.00
204  Randall & Donna Roets                    0.25     $    6,250      5,000.00
205  John W. McGrath D.O.                     0.25     $    6,250      5,000.00
206  Victor J. Buccellato                     0.50     $   12,500     10,000.00

207  Chuchi R. Menez, Ttee                      0.50   $   12,500     10,000.00
208  Nicholas Joseph Parasson                   0.50   $   12,500     10,000.00
209  Xpress Information & Technology, Inc.      1.25   $   31,250     25,000.00
                                             ----------------------------------
     Total                                     72.50   $1,812,500  1,450,000.00
                                                                   ============

     GRAND TOTAL PREFERRED STOCK              232.50   $5,812,500  4,650,000.00
                                             ==================================